                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 10, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                            DEEP WELL OIL & GAS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Nevada                     0-24012                  13-3087510
 (State of Incorporation)    (Commission File No.)     (IRS Employer I.D. No.)

                        Suite 3175, 246 Stewart Green SW
                        Calgary, Alberta, Canada T3H 3C8
                    (Address of Principal Executive Offices)

                                 (403) 686-6104
              (Registrant's Telephone Number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

(a)(1) On August 10, 2004, Deep Well Oil & Gas, Inc. ("the Registrant") changed accountants from Madsen & Associates. CPA's Inc. to Deloitte & Touche LLP,

          (i)  The Registrant decided to dismiss Madsen & Associates. CPA's Inc.
               as its independent accountants.

         (ii)  Madsen & Associates. CPA's Inc. report on the financial statements for the period from September 10, 2003 to September
               30, 2003 as contained in Form 10-K/A, Amendment Number 2, which was filed on May 13, 2004, was not subject to an adverse or qualified opinion or a disclaimer of opinion and were not
               modified as to uncertainty, audit scope or accounting principles for the period from September 10, 2003 to September 30, 2003 or for either of the past two years. Madsen & Associates. CPA's Inc.
               report on the financial statements for the period from September
               10, 2003 to September 30, 2003 raises substantial doubt about the
               Registrant's ability to continue as a going concern and that continuation of the Registrant as a going concern is dependent upon obtaining additional working capital.

        (iii)  The decision to change accountants was approved by the
               Registrant's Board of Directors; and

         (iv) (A) During the period from our engagement of Madsen & Associates.
                  CPA's Inc. on February 9, 2004 to the date we dismissed Madsen
                  & Associates. CPA's Inc. on August 10, 2004, there were no disagreements with Madsen & Associates. CPA's Inc. related to accounting principles or practices, financial statement
                  disclosure, or auditing scope or procedure, which
                  disagreements if not resolved to the satisfaction of Madsen
                  & Associates. CPA's Inc. would have caused Madsen & Associates.
                  CPA's Inc. to make reference to the subject matter of the
                  disagreement in connection with its report.

              (B) Not applicable

              (C) Not applicable

              (D) Not applicable

              (E) Not applicable

   (2) On August 10, 2004, the Registrant engaged Deloitte & Touche LLP. as its independent accountants.

          (i)  The Registrant did not consult with Deloitte & Touche LLP., its new independent accountants, regarding any matter prior to its engagement; and

         (ii)  Not applicable

   (3) The Registrant has provided to Madsen & Associates. CPA's Inc. its former accountant, a copy of the disclosures contained in this Item 4 and the
       Registrant has requested a letter from Madsen & Associates. CPA's Inc.
       addressed to the Commission, confirming certain statements made by the
       Registrant in this Item 4. A copy of this letter is attached hereto.

(b) Not applicable

Item 7. Financial Statements, ProForma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits
    (16.1) Letter from Madsen & Associates. CPA's Inc. pursuant to Item 304(a)(3)
           of Regulation S-B.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP WELL OIL & GAS, INC.

DATED: August 13, 2004            /s/ Steven Gawne
                                  Steven Gawne
                                  President,
                                  Chief Executive Officer